SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 March 27, 2001



                                 MILLIONAIRE.COM

             (Exact Name of Registrant as Specified in its Charter)



 Nevada                         000-28601                   23-2970840
 ------                         ---------                   ----------
 State of                       Commission                  IRS Employer
 Incorporation                  File Number                 I.D. Number




                  18 Plantation Park Drive, Bluffton, SC 29910
                     Address of principal executive offices




                  Registrant's telephone number: (843) 757-6600

Item 4.    Changes in Registrant's Certifying Accountant

On  March  27,  2001,  Millionaire.com  (the  "Company")  selected  the  firm of
Merdinger, Fruchter, Rosen & Corso, P.C. ("MFR&C") as the Company's new independent auditor. The Company simultaneously dismissed Grant Thornton LLP ("Grant") as its independent auditor. These actions were approved by the Board of Directors of the Company on March 27, 2001.

Grant's report on Millionaire.com's financial statements for the fiscal year ended December 31, 1999 and the twenty weeks ended December 31, 1998, did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that Grant's report on Millionaire.com's financial statements for the twenty weeks ended December 31, 1998 and for the fiscal year ended December 31, 1999 contain a modification as to the uncertainty of Millionaire.com's ability to continue as a going concern.

During the period ended December 31, 1998 and the fiscal year ended December 31, 1999 and through the date of termination of the engagement, there were no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to Millionaire.com's financial statements that, if not resolved to Grant's satisfaction, would have caused Grant to make reference to the subject matter of the disagreement in connection with Grant's report.

During the period ended December 31, 1998 and the fiscal year ended December 31, 1999 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission") except as follows:

Grant issued a letter dated February 2, 2000, in connection with its audit of the Company's consolidated financial statements as of and for the year ended December 31, 1999. This letter described certain internal control weaknesses, considered to be reportable conditions as defined by the American Institute of Certified Public Accountants, and recommended actions to provide for timely reconciliation of significant balance sheet accounts and strengthening controls surrounding accounting for payroll transactions and payroll taxes.

Millionaire.com has requested that Grant furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

The Company has not consulted with MFR&C regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.


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

Item 7.  Exhibits

         (c) Exhibits

             Number                   Description

             16.1           Letter of Grant Thornton LLP
                            to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  March 30, 2001


                                     MILLIONAIRE.COM



                                     By: /s/ Robert L. White
                                         ---------------------------------------
                                         Robert L. White,
                                         Chief Executive Officer


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